Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re International Shipholding Corporation (Consolidated) **Case No.** 16-12220
Debtor **Reporting Period:** August-16

Federal Tax I.D. # 36-2989662

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2	X	
Balance Sheet	MOR-3	X	
Status of Post-petition Taxes	MOR-4	X	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-petition Debts	MOR-4	X	
Listing of Aged Accounts Payable			
Accounts Receivable Reconciliation and Aging	MOR-5	X	
Taxes Reconciliation and Aging	MOR-5	X	
Payments to Insiders and Professional	MOR-6	X	
Post Petition Status of Secured Notes, Leases Payable	MOR-6	X	
Debtor Questionnaire	MOR-7	X	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor Date

X [signature] Date 9/26/16

Manuel G. Estrada, Vice President and Chief Financial Officer Date **9/26/2016**

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Monthly Operating Report - Southern District of New York Schedule of Cash Receipts & Disbursements Reporting Period: August-16 Debtor Name          Account # (Last 4 digits) Beginning Book Balance Deposits per Bank Statement Net Deposits in Transit Total Cash Receipts Disbursements per Bank Statement.Net Outstanding Checks Total Cash FX Gain/(Loss) Disbursements Ending Book Balance International Shipholding Corporation.2907 $ 8,365.95 $ - $ - $ - $ 2,586.67 $ - $ 2,586.67 $ 5,779.28 International Shipholding Corporation 1639 10,007.40 - - - - - - 10,007.40 International Shipholding Corporation 1314 11,341.23 166,000.00 - 166,000.00 173,501.33 - 173,501.33 3,839.90 International Shipholding Corporation 4643 3,216,159.11 20,366,986.08 - 20,366,986.08 18,025,900.03 177,550.41 18,203,450.44 5,379,694.75 International Shipholding Corporation 6001 1,577.50 - - - 75.00 75.00 150.00 1,427.50 International Shipholding Corporation 8174 22,361.07 - - - 1,033.97 (270.00) 763.97 21,597.10 International Shipholding Corporation 9131 24,405.21 1.10 - 1.10 - - - 24,406.31 International Shipholding Corporation 3120 1,052,164.89 133.75 - 133.75 - (133.73) (133.73) 1,052,432.37 N.W. Johnson & Co. Inc 8364 12,443.68 17,041.97 - 17,041.97 - (0.60) (0.60) 29,486.25 Coastal Carriers, Inc. 4547 11,529.34 - - - - - - 11,529.34 U.S. United Ocean Services, LLC 1715 107,204.49 60,110.76 - 60,110.76 108,847.00 (336.00) 108,511.00 58,804.25 U.S. United Ocean Services, LLC 3712 (102,004.70) 148,860.94 - 148,860.94 148,860.94 (53,985.99) 94,874.95 (48,018.71) U.S. United Ocean Services, LLC 1468 - 2,181,456.52 - 2,181,456.52 2,181,456.52 - 2,181,456.52 - U.S. United Ocean Services, LLC2260 14,288.91 2,627,841.75 - 2,627,841.75 2,181,456.52 - 2,181,456.52 460,674.14 U.S. United Ocean Services, LLC 1715 - - - - - - - Frascati Shops, Inc. 9623 47,669.39 606.84 - 606.84 - - - 48,276.23 Frascati Shops, Inc. 8552 51,473.15 331,074.29 - 331,074.29 337,420.25 - 337,420.25 45,127.19 Waterman Steamship Corporation9031 45,103.16 - - - 40,000.00 - 40,000.00 5,103.16 Waterman Steamship Corporation 9058 3,620.07 135,208.73 - 135,208.73 131,081.41 2,104.49 133,185.90 5,642.90 Waterman Steamship Corporation 9066 4,354.74 196,500.00 - 196,500.00 193,900.00 (5,725.00) 188,175.00 12,679.74 Waterman Steamship Corporation 3208 (312.08) - - - - (312.08) (312.08) - Waterman Steamship Corporation 2043 9,217.55 2,184,657.21 - 2,184,657.21 2,186,713.00 (30.09) 2,186,682.91 7,191.85 Waterman Steamship Corporation 1129 25,481.60 981,845.19 - 981,845.19 610,000.00 - 610,000.00 397,326.79 Waterman Steamship Corporation 8703 25,000.00 60,000.00 - 60,000.00 - - - 85,000.00 Waterman Steamship Corporation 2043-00 -926,713.00 - 926,713.00 926,713.00 - 926,713.00 - Sulphur Carriers, Inc. 1276 16,965.47 268,000.00 - 268,000.00279,941.79 - 279,941.79 5,023.68 Sulphur Carriers, Inc. 1110 5,910.53 521,000.00 - 521,000.00 511,783.14 7,904.19 519,687.33 7,223.20 Sulphur Carriers, Inc. 1102 29,115.21 3,307,619.64 - 3,307,619.64 3,317,110.79 (112.00) 3,316,998.79 19,736.06 LMS Shipmanagement, Inc. 1292 9,419.80 61,000.00 - 61,000.00 60,313.04 - 60,313.04 10,106.76 LMS Shipmanagement, Inc. 7395 9,547.88 10,000.00 - 10,000.00 5,263.91 - 5,263.91 14,283.97 LMS Shipmanagement, Inc. 1099 18,653.05 3,331.06 - 3,331.06 855.73 - 855.73 21,128.38 Central Gulf Lines, Inc. 586 1,000.00 - - - - - - 1,000.00 Central Gulf Lines, Inc. 997 31,927.19 2,138,832.95 - 2,138,832.95 1,993,514.83 1.34 1,993,516.17 177,243.97 Central Gulf Lines, Inc. 6645 721.10 20,000.00 - 20,000.00 145.90 32,787.13 32,933.03 (12,211.93) Central Gulf Lines, Inc. 1005 3,194.08 403,337.53 24,748.44 428,085.97 406,410.37 (15,037.86) 391,372.51 39,907.54 Central Gulf Lines, Inc. 1021 8,290.00 242,000.00 - 242,000.00 249,915.00 650.00 250,565.00 (275.00) Central Gulf Lines, Inc. 998 6,924.42 3,329,053.71 - 3,329,053.71 2,354,245.35 (1,224.24) 2,353,021.11 982,957.02 Central Gulf Lines, Inc. 1013 37,444.83 450,000.00 - 450,000.00 498,176.81 (15,533.08) 482,643.73 4,801.10 Central Gulf Lines, Inc. 8844 9,098.61 564,645.30 - 564,645.30 560,000.00 - 560,000.00 13,743.91 Central Gulf Lines, Inc. 3652 134,909.49 589,600.00 - 589,600.00 472,430.08 - 472,430.08 252,079.41 Central Gulf Lines, Inc. 3660 944,860.15 472,430.08 962,500.00 1,434,930.08 1,417,290.23 - 1,417,290.23 962,500.00 Central Gulf Lines, Inc. 0997-004 283,892.00 - 283,892.00 283,892.00 - 283,892.00 - Enterprise Ship Company, Inc. 1064 20,644.67 - - - - (30.00) (30.00) 20,674.67 LCI Shipholdings, Inc. 2027 26,482.50 97,174.02 - 97,174.02 110,000.00 - 110,000.00 13,656.52 LCI Shipholdings, Inc. 1080 (7,585.64) - 15,000.00 15,000.00 - - - 7,414.36 LCI Shipholdings, Inc. 6001 5,717.63 2,183,556.30 - 2,183,556.30 2,185,041.76 1.32 2,185,043.08 4,230.85 LCI Shipholdings, Inc. 9099 7,521.35 - - - -  - 7,521.35

Monthly Operating Report - Southern District of New York Schedule of Cash Receipts & Disbursements Reporting Period: August-16Debtor Name Account # Beginning Book Deposits per Bank Net Deposits in Total Cash Disbursements per Bank Net Outstanding Checks Total Cash FX Gain/(Loss) Ending Book (Last 4 digits) Balance Statement Transit Receipts Statement Disbursements Balance LCI Shipholdings, Inc. 90947 42,858.23 5.80 - 5.80 - - - 42,864.03 Dry Bulk Australia Ltd.1731 13,060.35 - - - - - - 13,060.35 Dry Bulk Americas Ltd. 1027 12,141.61 - - - - - - 12,141.61 Marco Shipping Company (PTE) Ltd 5001 21,888.66 20,039.32 - 20,039.32 - - - 41,927.98 Marco Shipping Company (PTE) Ltd 5002 7,330.81 1,392.94 - 1,392.94 1,171.29 - 1,171.29 (101.07) 7,451.39 Gulf South Shipping PTE Ltd 4001 10,510.64 - - - - - - 10,510.64 Gulf South Shipping PTE Ltd 4002 5,946.76 - - - - - - (89.90) 5,856.86 Gulf South Shipping PTE Ltd 3659 28,553.54 1,882,184.69 (15,000.00) 1,867,184.69 1,742,000.00 - 1,742,000.00 153,738.23 Total $ 6,064,504.58 $ 47,234,133.47 $ 987,248.44 $ 48,221,381.91 $ 43,699,047.66 $ 128,343.21 $ 43,827,390.87 $ (190.97) $ 10,458,304.65

Monthly Operating Report - Southern District of New York
Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)
Reporting Period: August-16

Debtor Name	Bank Account # (Last 4 Digits)**	Bank Balance	Deposits in Transit	Checks Outstanding*	Book Balance	Notes/ Comments
International Shipholding Corporation	2907	$ 5,779.28	$ -	$ -	$ 5,779.28	
International Shipholding Corporation	1639	10,007.40	-	-	10,007.40	
International Shipholding Corporation	1314	3,839.90	-	-	3,839.90	
International Shipholding Corporation	4643	5,883,171.13	-	(503,476.38)	5,379,694.75	
International Shipholding Corporation	6001	1,427.50	-	-	1,427.50	
International Shipholding Corporation	8174	21,597.10	-	-	21,597.10	
International Shipholding Corporation	9131	24,406.31	-	-	24,406.31	
International Shipholding Corporation	3120	1,052,432.37	-	-	1,052,432.37	Restricted Cash
N.W. Johnson & Co. Inc	8364	29,486.25	-	-	29,486.25	
Coastal Carriers, Inc.	4547	11,529.34	-	-	11,529.34	
U.S. United Ocean Services, LLC	1715	58,804.25	-	-	58,804.25	
U.S. United Ocean Services, LLC	3712	-	-	(48,018.71)	(48,018.71)	
U.S. United Ocean Services, LLC	1468	-	-	-	-	
U.S. United Ocean Services, LLC	2260	460,674.14	-	-	460,674.14	
U.S. United Ocean Services, LLC	1715	NO STMT***	-	-	-	
Frascati Shops, Inc.	9623	48,276.23	-	-	48,276.23	
Frascati Shops, Inc.	8552	45,127.19	-	-	45,127.19	
Waterman Steamship Corporation	9031	5,215.16	-	(112.00)	5,103.16	
Waterman Steamship Corporation	9058	15,736.57	-	(10,093.67)	5,642.90	
Waterman Steamship Corporation	9066	14,679.74	500.00	(2,500.00)	12,679.74	
Waterman Steamship Corporation	3208	-	-	-	-	
Waterman Steamship Corporation	2043	7,191.85	-	-	7,191.85	
Waterman Steamship Corporation	1129	397,326.79	-	-	397,326.79	
Waterman Steamship Corporation	8703	85,000.00	-	-	85,000.00	
Waterman Steamship Corporation	2043-004	-	-	-	-	
Sulphur Carriers, Inc.	1276	5,023.68	-	-	5,023.68	
Sulphur Carriers, Inc.	1110	15,223.51	-	(8,000.31)	7,223.20	
Sulphur Carriers, Inc.	1102	19,736.06	-	-	19,736.06	
LMS Shipmanagement, Inc.	1292	10,106.76	-	-	10,106.76	
LMS Shipmanagement, Inc.	7395	9,283.97	5,000.00	-	14,283.97	
LMS Shipmanagement, Inc.	1099	21,128.38	-	-	21,128.38	
Central Gulf Lines, Inc.	586	1,000.00	-	-	1,000.00	
Central Gulf Lines, Inc.	997	177,243.97	-	-	177,243.97	
Central Gulf Lines, Inc.	6645	20,854.10	-	(33,066.03)	(12,211.93)	
Central Gulf Lines, Inc.	1005	32,804.23	24,748.44	(17,645.13)	39,907.54	
Central Gulf Lines, Inc.	1021	2,525.00	1,000.00	(3,800.00)	(275.00)

Monthly Operating Report - Southern District of New York
Bank Reconciliation (or Copies of Debtor's Bank Reconciliations)
Reporting Period: August-16

Debtor Name	Bank Account # (Last 4 Digits)**	Bank Balance	Deposits in Transit	Checks Outstanding*	Book Balance	Notes/ Comments
Central Gulf Lines, Inc.	998	983,069.02	-	(112.00)	982,957.02	
Central Gulf Lines, Inc.	1013	4,808.45	-	(7.35)	4,801.10	
Central Gulf Lines, Inc.	8844	13,743.91	-	-	13,743.91	
Central Gulf Lines, Inc.	3652	252,079.41	-	-	252,079.41	
Central Gulf Lines, Inc.	3660	-	962,500.00	-	962,500.00	Restricted Cash
Central Gulf Lines, Inc.	0997-004	NO STMT	-	-	-	
Enterprise Ship Company, Inc.	1064	20,644.67	30.00	-	20,674.67	
LCI Shipholdings, Inc.	2027	13,656.52	-	-	13,656.52	
LCI Shipholdings, Inc.	1080	7,414.36	-	-	7,414.36	
LCI Shipholdings, Inc.	6001	4,230.85	-	-	4,230.85	
LCI Shipholdings, Inc.	9099	7,521.35	-	-	7,521.35	
LCI Shipholdings, Inc.	2027-004	NO STMT***	-	-	-	
LCI Shipholdings, Inc.	90947	42,864.03	-	-	42,864.03	
Dry Bulk Australia Ltd.	1731	13,060.35	-	-	13,060.35	
Dry Bulk Americas Ltd.	1027	12,141.61	-	-	12,141.61	
Marco Shipping Company (PTE) Ltd	5001	41,927.98	-	-	41,927.98	
Marco Shipping Company (PTE) Ltd	5002	7,451.39	-	-	7,451.39	
Gulf South Shipping PTE Ltd	4001	10,510.64	-	-	10,510.64	
Gulf South Shipping PTE Ltd	4002	5,856.86	-	-	5,856.86	
Gulf South Shipping PTE Ltd	3659	153,738.23	-	-	153,738.23	
Total:		**$ 10,091,357.79**	**$ 993,778.44**	**$ (626,831.58)**	**$ 10,458,304.65**	

* Outstanding check listing attached.

** The Debtors have not included copies of the bank statements due to the voluminous nature of such documents. Copies will be provided upon request.

***These are overnight sweep accounts that had no activity during August.

Monthly Operating Report - Southern District of New York Statement of Operations (Income Statement) Reporting Period: August-16Statement Line Item Month Amount Cumulative - Filing To Date* REVENUE Gross Revenues $ 15,814,282.23 $ 15,814,282.23 OPERATING EXPENSES Voyage Expenses 11,815,254.66 11,815,254.66 Amortization Expense 657,461.00 657,461.00 Depreciation Expense 1,321,465.31 1,321,465.31 Administrative and General Expenses 1,141,153.04 1,141,153.04 Net Profit (Loss) Before Other Income & Expenses 878,948.22 878,948.22  OTHER INCOME AND EXPENSES Interest Expense 1,564,836.40 1,564,836.40 Interest Income (1,011.21) (1,011.21) Income from Consolidated Subsidiaries (759,035.54) (759,035.54) Net Profit (Loss) Before Reorganization Items 74,158.57 74,158.57  REORGANIZATION ITEMS Professional Fees 1,589,111.64 1,589,111.64 U. S. Trustee Quarterly Fees - - Interest Earned on Accumulated Cash from Chapter 11 (See MOR-2 Other Schedule tab) - - Gain (Loss) from Sale of Equipment - - Other Reorganization Expenses (See MOR-2 Other Schedule tab) - - Income Taxes - - Net Profit (Loss) (1,514,953.07) (1,514,953.07) * This is the first Monthly Operating Report.

Monthly Operating Report - Southern District of New York Balance Sheet Reporting Period: August-16 Category Book Value At End Of Current Reporting Month Book Value At End Of Prior Reporting Month * Book Value On Petition Date Or Scheduled Current Assets Cash on Hand $ 398,043.64 $ - $ 332,340.90 Unrestricted Cash and Equivalents 8,443,372.72 - 4,067,480.98 Restricted Cash and Cash Equivalents (See MOR-3 Other Sch) 2,014,932.37  1,997,025.04 Trade Accounts Receivable (Net) 8,617,456.00 - 8,620,036.00 Unbilled Accounts Receivable 8,546,292.00 - 10,099,426.00 Notes Receivable - - - Inventories 5,947,866.30 - 6,119,445.33 Prepaid Expenses 2,712,548.02 - 2,892,687.98 Professional Retainers 235,078.00 - 235,078.00 Other Current Assets (See MOR-3 Other Sch) Property & Equipment Real Property and Improvements $ 2,419,778.97 $ - $ 2,707,867.22 Machinery and Equipment 216,504,639.60 - 217,456,370.74 Furniture, Fixtures and Office Equipment 4,687,285.29 - 4,103,934.83 Accumulated Depreciation (34,822,220.75) (33,500,755.44) Other Assets (See MOR-3 Other Sch) 35,951,583.44 - 35,124,339.05 Total Assets $ 261,656,655.60 $ - $ 260,255,276.63  Liabilities Not Subject To Compromise (Post-Petition) Accounts Payable $ 1,759,233.00 $ - $ - Taxes Payable 114,361.00 - - Accrued Expenses - Crew Wages 2,938,628.00 - - Accrued Expenses - Professional Fees 900,000.00 - - Accrued Expenses 4,616,435.00 - - Billings in Excess of Cost 1,157,712.00 - - Debtor in Possession Financing 9,000,000.00 - - Other Post-Petition Liabilities (See MOR-3 Other Sch) Total Post-Petition Liabilities $ 20,486,369.00 $ - $ - Liabilities Subject To Compromise (Pre-Petition) Secured Debt $ 107,919,424.74 $ - $ 110,189,774.35 Priority Debt 1,171,374.93 - 2,980,642.00 Unsecured Debt 54,581,143.00 - 66,052,920.00 Other Pre-Petition Liabilities (See MOR-3 Other Sch) 10,887,592.00  12,978,934.00 Total Pre-Petition Liabilities $ 174,559,534.67 $ - $ 192,202,270.35 Owners' Equity Capital Stock $ 9,417,487.85 $ - $ 9,413,754.21 Additional Paid-in Capital 141,807,691.33 - 141,794,639.63 Partners' Capital Account - - - Owner's Equity Account (37,119,374.74) (37,175,288.44) Retained Earnings - Pre-Petition (45,980,098.60) (45,980,098.60) Retained Earnings - Post-Petition (1,514,953.07) - - Total Equity $ 66,610,752.77 $ - $ 68,053,006.80 Total Liabilities and Owners Equity $ 261,656,656.44 $ - $ 260,255,277.15 * This is the first Monthly Operating Report.

Monthly Operating Report - Southern District of New York
Balance Sheet - Other Schedule
Reporting Period: August-16

Category	Book Value At End Of Current Reporting Month	Book Value At End Of Prior Reporting Month	Book Value On Petition Date	Notes/ Comments
Assets				
Other Assets	$ 2,487,576.18	$ -	$ 2,528,749.45	LT deposits
Other Assets	(2,459,516.42)	-	(2,575,674.66)	Due (to) from affiliates, net
Other Assets	35,815,008.86	-	35,056,196.42	Investment in subsidiaries
Other Assets	108,514.36	-	115,068.23	LT deferred charge related to TECO contract
Total Other Assets	**$ 35,951,582.98**	**$ -**	**$ 35,124,339.44**	
Liabilities				
Liabilities Not Subject to Compromise (Pre-Petition)	$ 2,239,956.00	$ -	$ 4,071,824.00	Claims reserve
Liabilities Not Subject to Compromise (Pre-Petition)	14,843.00	-	14,607.00	GAAP SL versus cash on escalating lease payments
Liabilities Not Subject to Compromise (Pre-Petition)	8,163,757.00	-	8,423,467.00	Deferred gain - Sulphur and CGL/Green Lake
Liabilities Not Subject to Compromise (Pre-Petition)	(64,103.00)	-	(64,103.00)	Deferred tax
Liabilities Not Subject to Compromise (Pre-Petition)	533,139.00	-	533,139.00	PT Amas dry dock funding for Flores and Sawu
Total Liabilities Not Subject to Compromise	**$ 10,887,592.00**	**$ -**	**$ 12,978,934.00**

Monthly Operating Report - Southern District of New York Status ofPost-Petition Taxes Reporting Period: August-16 Debtor Federal/ State & Local Description Beginning Tax Amount Withheld and/or Accrued Amount Paid Date Paid Check # or EFT Ending Tax Notes/ Comments International Shipholding Corporation Federal Withholding $ - $ 272,749.29 $ 225.294.53 See Attached See Attached $ (47,454.76) Due September2, 2016 orSeptember7, 2016-Paid International Shipholding Corporation Federal FICA-Employee - 135.378.16 112.278.02 See Attached See Attached (23,100.14) Due September2, 2016 orSeptember7, 2016-Paid International Shipholding Corporation Federal FICA-Employer - 134.981.96 112.103.04 See Attached See Attached (22,878.92) Due September^ 2016 orSeptember7, 2016-Paid International Shipholding Corporation Federal Unemployment - 21.00 See Attached See Attached (21.00) DueOctober31,2016 International Shipholding Corporation Federal Income - International Shipholding Corporation Federal Other (Specify) - International Shipholding Corporation State andLocal Withholding - 23.223.50 5.920.52 See Attached See Attached (17,302.98) Due September 15, 2016-Paid International Shipholding Corporation State andLocal Sales - 119.46 (119.46) DueSeptember20,2016 International Shipholding Corporation State and Local Excise - International Shipholding Corporation State and Local Unemployment - 111.00 Due October31, 2016 (111.00) Note: Need forMarine ForLouisiana and Florida - will be current. International Shipholding Corporation State and Local Real Property - International Shipholding Corporation State and Local Personal Property - International Shipholding Corporation State and Local Other(Specify) - 36.252.99 32.880.07 See Attached See Attached This is New York City Commercial Rent Tax. Cannot pay until New York City creates (3,372.92) NewAnnual CommercialRentFormFor2016 perNYC. See attachedmemo. International Shipholding Corporation Total - 602,837.36 488,476.18 Other includes: Delaware franchise tax, Tampa business license, Hillsborough business (114,361.18) license, City ofNew Orleans S&U, Louisiana S&U, Alabama (City, County, State) S&U

Monthly Operating Report - Southern District of New York Summary ofUnpaid Post-Petition Debts* Reporting Period: August-16 Debtor Name Description Current Days Past Due: Days Past Due: Days Past Due: Days Past Due: Total 0-30 31-60 61-90 Over91 International Shipholding Corporation Accounts Payable $ 1,759,233.00 $ - $ $ - $ $ 1,759,233.00 International Shipholding Corporation Taxes Payable 53,410.82 - - - - 53,410.82 N.W. Johnsen & Co, Inc. Taxes Payable 14,854.05 - - - - 14,854.05 U.S. United Ocean Services, LLC Taxes Payable 4,998.83 - - - - 4,998.83 Frascati Shops, Inc. Taxes Payable 6,581.60 - - - - 6,581.60 LMS Shipmanagement, Inc. Taxes Payable 34,515.88 - - - - 34,515.88  Total 1,873,594.18 - - - - 1,873,594.18 *The Debtors are not making any admission as to the validity or priority of any post-petition claims.

Monthly Operating Report - Southern District ofNewYork Accounts Receivable Reconciliation and Aging Reporting Period: August-16Debtor Name AR at the beginning of the period Amount Billed during Period Amounts Collected during Period AR at the end of the reporting period Bad Debts # Days Past Due: 0-30 # Days Past Due: 31-60 # Days Past Due: 61-90 # Days Past Due: Over 91 Total International Shipholding Corporation $ 3,614.00 $ 67.87 $ 964.00 $ 2,717.87 $ (531.21) $ 196.87 $ (8.22) $ (51.44) $ 3,111.48 $ 2,717.48 Sulphur Carriers, Inc. 1,916,921.00 105,351.00 1,847,106.32 175,165.68  105,351.01 69,814.89 175,165.90 Central GulfLines, Inc. 4,194,892.00 5,796,765.00 5,598,892.17 4,392,764.83 (10,721.55) 4,194,736.51 51,634.43 40,664.20 116,451.16 4,392,764.75 Waterman Steamship Corporation 1,694,695.00 2,264,035.00 2,093,207.00 1,865,523.00 (41,737.38) 1,874,036.19 33,224.49 1,865,523.30 N.W. Johnsen & Co. Inc. 19,921.00 19,921.00 19,921.42 19,921.42 LMS Shipmanagement, Inc. U.S. United Ocean Services, LLC 16,226.00 4,736,944.00 3,275,453.00 1,477,717.00 1,466,875.50 10,842.00 1,477,717.50 Frascati Shops, Inc. 670,060.00 224,397.00 330,980.00 563,477.00 (13,281.54) 333,269.56 40,016.32 46,606.35 156,866.18 563,476.87 Gulf South Shipping PTE LTD LCI Shipholding, Inc. 103,707.00 109,463.00 93,000.00 120,170.00  110,525.33 9,644.90 120,170.23 Dry Bulk Australia LTD Dry Bulk Americas LTD - - - - - - - - - - Marco Shipping Company (PTE) LTD Total 8,620,036.00 13,237,022.87 13,239,602.49 8,617,456.38 (66,271.68) 8,084,990.97 101,287.43 87,219.11 410,231.62 8,617,457.45

Monthly Operating Report - Southern District of New York Taxes Reconciliation and Aging Reporting Period: August-16Debtor Name # Days Past Due: # Days Past Due: # Days Past Due: # Days Past Due: Total 0-30 31-60  61-90 Over 91 International Shipholding Corporation $ 53,410.82 $ $ $ $ 53,410.82 N.W. Johnsen & Co, Inc. 14,854.05 14,854.05 U.S. United Ocean Services, LLC 4,998.83 4,998.83 Frascati Shops, Inc. 6,581.60 6,581.60 LMS Shipmanagement, Inc. 34,515.88 34,515.88 Total 114,361.18 114,361.18

Monthly Operating Report - Southern District of New York Payments to Insiders Reporting Period: August-16Debtor Name Type of Payment Amount Paid Total Paid to Date LMS Shipmanagement, Inc. Caire, Peter J. Salary 8,934.02 8,934.02 LMS Shipmanagement, Inc. Cameron, William M. Salary 14,010.14 14,010.14 LMS Shipmanagement, Inc. Cameron, William M. Travel Reimbursement 189.92 189.92 N.W. Johnsen & Co. Inc. Chambers, Robert T. Salary 13,875.82 13,875.82 N.W. Johnsen & Co. Inc. De Benedetto, Daniel T. Salary 6,470.98 6,470.98 N.W. Johnsen & Co. Inc. De Benedetto, Daniel T. Travel Reimbursement 428.22 428.22 International Shipholding Corporation Estrada, Manuel G. Salary 23,825.42 23,825.42 International Shipholding Corporation Estrada, Manuel G. Travel Reimbursement 1,232.13 1,232.13 LMS Shipmanagement, Inc. Grehan, Brooke Y. Salary 10,711.44 10,711.44 N.W. Johnsen & Co. Inc. Hawkins, Nigel J. Salary 17,303.76 17,303.76 N.W. Johnsen & Co. Inc. Hawkins, Nigel J. Travel Reimbursement 148.00 148.00 International Shipholding Corporation Higginbotham, James T. Salary 11,258.50 11,258.50 International Shipholding Corporation Higginbotham, James T. Travel Reimbursement 1,143.48 1,143.48 International Shipholding Corporation Johnsen, Erik L. Salary 39,250.92 39,250.92 U.S. United Ocean Services, LLC Johnston, Peter M. Salary 18,056.48 18,056.48 International Shipholding Corporation Nahas, George A. Salary 11,068.04 11,068.04 International Shipholding Corporation Rosenbohm, Sheila D. Salary 11,546.62 11,546.62 International Shipholding Corporation Rosenbohm, Sheila D. Travel Reimbursement 1,182.12 1,182.12 International Shipholding Corporation Wild, KevinM. Salary 12,398.20 12,398.20 International Shipholding Corporation Wild, KevinM. Travel Reimbursement 466.56 466.56 International Shipholding Corporation Wilson, Kevin M. Salary 11,956.66 11,956.66 International Shipholding Corporation Wilson, Kevin M. Travel Reimbursement 227.52 227.52

Monthly Operating Report - Southern District of New York Payments to Professionals ReportingPeriod: August-16Debtor Name Date of Court Order Authorizing Payment Amount Approved Amount Paid Total Paid to Date Total Incurred and Unpaid International Shipholding Corporation Seward & Kissel LLP  6 - $ 361,541.15 $ 361,541.15 $ - International Shipholding Corporation Marine Documentation Inc. - 3,638.00 3,638.00 2,650.60 International Shipholding Corporation Watson Farley & Williams LLP - 36,581.00 36,581.00 - International Shipholding Corporation Milbank - 354,039.26 354,039.26 - International Shipholding Corporation Moore & Van Allen PLLC - - - 79,494.03 International Shipholding Corporation Total - 755,799.41 755,799.41 82,144.63

Monthly Operating Report - Southern District of New York Post-Petition Status of Secured Notes, Leases Payable ReportingPeriod: August-16Debtor Name Name of Creditor Scheduled Monthly Payment Amount Paid during Period Total Unpaid Post-Petition Notes/ Comments International Shipholding Corp. Regions Bank $ 209,166.68 $ 209,166.68 Interest International Shipholding Corp. Regions Bank 330,715.00 330,715.00 - Interest International Shipholding Corp. Debtor in Possession Financing 62,229.51 - 62,229.51 Interest - paid on 9/1/2016 LCI Shipholding Inc. Citizens Asset Finance 65,961.10 65,961.10 - Interest LCI Shipholding Inc. Citizens Asset Finance 65,393.27 65,393.27 - Interest LCI Shipholding Inc. Capital One 14,311.61 14,311.61 - Interest Central GulfLines DVB Bank 454,790.23 454,790.23 - Interest DB America and DB Australia INGBankNV 1,876,234.63 1,876,234.63 Final ING payoff - principal, interest and fee. Loans were merged into one. International Shipholding Corp. Regions Bank 25,000.00 25,000.00 - Adequate Protection Payment LCI Shipholding Inc. Capital One 25,000.00 25,000.00 - Adequate Protection Payment LCI Shipholding Inc. Citizens Asset Finance 140,000.00 140,000.00 - Adequate Protection Payment  Total 3,268,802.03 3,206,572.52 62,229.51

Monthly Operating Report - Southern District of New York
Debtor Questionnaire
Reporting Period: August-16

Question #	Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?	X	
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X	
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X	
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?	X	
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

2. The Company has a subsidiary that was not a part of the filing that continues to operate and payments are being made in the ordinary course of business.

6. The Company has made pre-petition payments to critical vendors, lienholders, employees, insurance providers, and taxing authorities as permitted in the approved motions.

12. The Company remitted pre-petition state and Federal payroll taxes during August 2016.

15. The Company has received $9,000,000 in Debtor in Possession financing during August.